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                                                                    EXHIBIT 99.4


                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                           6.30% SENIOR NOTES DUE 2009
                                     AND/OR
                        6.90% SENIOR DEBENTURES DUE 2029
                                       OF
                        FEDERATED DEPARTMENT STORES, INC.

     This notice or one substantially equivalent hereto must be used to accept the Exchange Offer of Federated Department Stores, Inc. (the "Company") made pursuant to the Prospectus, dated ________________ __, 1999 (the "Prospectus"), if certificates for the outstanding 6.30% Senior Notes due 2009 and/or 6.90% Senior Debentures due 2029 of the Company (the "Original Securities") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Citibank, N.A., as exchange agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer.

     This notice may be delivered or transmitted by facsimile transmission, mail, or hand delivery to the Exchange Agent as set forth below. In order to utilize the guaranteed delivery procedure to tender Original Securities pursuant to the Exchange Offer, both this notice and a properly completed and duly executed Letter of Transmittal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:

                                 Citibank, N.A.


               By Mail:                     By Overnight Courier Delivery:               By Hand:

            Citibank, N.A.                          Citibank, N.A.                    Citibank, N.A.
c/o Citicorp Data Distribution, Inc.     c/o Citicorp Data Distribution, Inc.     Corporate Trust Window
             P.O. Box 7072                          404 Sette Drive               111 Wall Street, 5th Floor
      Paramus, New Jersey  07653              Paramus, New Jersey  07652        New York, New York  10005

                                      By Facsimile for Eligible Institutions:
                                                  (201) 262-3240

                                           Facsimile Confirmation Only:
                                                  (800) 422-2077

                                                 For Information:
                                                  (800) 422-2077


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

     The undersigned hereby tenders to Federated Department Stores, Inc. (the "Company") the principal amount of 6.30% Senior Notes due 2009 of the Company ("Original Notes") and/or the principal amount of 6.90% Senior Debentures due 2029 of the Company ("Original Debentures") set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Company's prospectus, dated _________, 1999 (the "Prospectus"). Terms used herein with initial capital letters have the respective meanings ascribed to them in the Prospectus.


----------------------------------------------      ---------------------------------------------------
Principal Amount of Original Notes Tendered         Principal Amount of Original Debentures Tendered
(must be an integral multiple of $1,000):           (must be an integral multiple of $1,000):

$                                                   $
 ---------------------------------------------       --------------------------------------------------
Certificate Nos. (if available):                    Certificate Nos. (if available):

----------------------------------------------      ---------------------------------------------------
If Original Notes will be delivered book-entry      If Original Debentures will be delivered book-entry
transfer to the Depository Trust Company,           transfer to the Depository Trust Company, provide
provide account number below.                       account number below.

----------------------------------------------      ---------------------------------------------------


     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


--------------------------------------------------------------------------------
                                   IMPORTANT:
               SIGN HERE AND COMPLETE ENCLOSED SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SIGNATURE(S) OF HOLDER(S) OF ORIGINAL SECURITIES

Dated:                     , 1999
      ---------------------

     MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF ORIGINAL SECURITIES EXACTLY AS THEIR NAME(S) APPEAR(S) ON THE CERTIFICATES FOR THE ORIGINAL SECURITIES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS, OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION.

Name:
     ---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE A ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------
                                      (HOME)

        ------------------------------------------------------------------------
                                    (BUSINESS)

--------------------------------------------------------------------------------


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes or Original Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes or Original Debentures into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


----------------------------------          ----------------------------------
          Name of Firm                              Authorized Signature


----------------------------------          ----------------------------------
                                                   Name of Person Signing


----------------------------------          ----------------------------------
            Address                               Title of Person Signing


----------------------------------          ----------------------------------
        Telephone Number                                  Date


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL SECURITIES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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